SUPPLEMENT TO THE PROSPECTUS
Supplement dated April 14, 2022, to the Prospectus dated December 29, 2021.

MFS® Technology Fund

Effective May 15, 2022, the following is added to the table in the section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information":
Portfolio Manager	Since	Title
Reinier Dobbelmann	May 2022	Investment Officer of MFS

Effective immediately, the following is added after the tables in the sections entitled "Portfolio Manager(s)" under the main headings entitled "Summary of Key Information" and "Management of the Fund":
MFS anticipates that Matthew Sabel will retire as portfolio manager of the fund by May 31, 2024.

Effective May 15, 2022, the following is added to the table in the section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund":
Portfolio Manager	Primary Role	Five Year History
Reinier Dobbelmann	Portfolio Manager	Employed in the investment area of MFS since 1998

1048542   1                                                                                                        SCT-SUP-I-041422